EXHIBIT 99.1


This Letter of Consent/Transmittal is being used with respect to the following series of outstanding debt securities (the "Original Securities") of Tenneco Inc., a Delaware corporation ("Tenneco"). Check only one*.

                             CUSIP NO.                                    TITLE OF SECURITY
                             ---------                                    -----------------

              [ ]
              [ ]

                         LETTER OF CONSENT/TRANSMITTAL
                                       OF
                                  TENNECO INC.
                    TO TENDER FOR EXCHANGE AND GIVE CONSENT
       PURSUANT TO THE PROSPECTUS AND CONSENT SOLICITATION OF TENNECO AND

                     TENNECO PACKAGING INC. (TO BE RENAMED)


                            DATED ____________, 1999



EACH OF THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                              , 1999, UNLESS EXTENDED (THE "EXPIRATION TIME") OR
EARLIER TERMINATED. THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON                               , 1999, UNLESS EXTENDED (THE "EARLY
EXCHANGE TIME") OR EARLIER TERMINATED. HOLDERS MUST TENDER BEFORE THE EARLY EXCHANGE TIME TO BE ELIGIBLE TO RECEIVE THE EARLY EXCHANGE PREMIUM, AS DESCRIBED BELOW.


TENDERED SECURITIES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME BEFORE THE EARLIER OF (1) THE EARLY EXCHANGE TIME AND (2) 5:00 P.M., NEW YORK CITY TIME, ON THE DATE THAT TENNECO PUBLICLY ANNOUNCES IT HAS RECEIVED THE REQUIRED CONSENTS, AS DESCRIBED BELOW ("THE WITHDRAWAL TIME").


     If you desire to accept any of the Exchange Offers (as defined below), this Letter of Consent/ Transmittal should be completed, signed, and submitted to the Exchange Agent (as defined below):


                            THE CHASE MANHATTAN BANK


                                      By Registered Mail
           By Hand:                 or Overnight Delivery:               By Facsimile:
  Corporate Trust Securities       The Chase Manhattan Bank            (212) 638-7380 or
             Window                 Money Market Operations             (212) 638-7381
        55 Water Street                 55 Water Street
           Room 234                        Room 234                  Confirm by Telephone:
        North Building                  North Building                  (212) 638-0828
      New York, NY 10041              New York, NY 10041
     Attn: Carlos Esteves            Attn: Carlos Esteves



DELIVERY OF THIS LETTER OF CONSENT/TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A TELEPHONE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

---------------
* If more than one series of Original Securities is being tendered, it is necessary to return a separate form in respect of each series. Please check the appropriate box at the top of this page to indicate the series of Original Securities to which this Letter of Consent/Transmittal relates.

For any questions regarding this Letter of Consent/Transmittal or for any additional information, you may contact the Information Agent:

                            GEORGESON & COMPANY INC.
                               Wall Street Plaza
                               New York, NY 10005

                 Banks and Brokers Call Collect: (212) 440-9800


                   All Others Call Toll Free: (800) 223-2064



     This Letter of Consent/Transmittal (the "Letter of Transmittal") is to be used to accept an Exchange Offer pursuant to the Prospectus and Consent Solicitation of Tenneco and Tenneco Packaging Inc. (to be renamed
               ), a Delaware corporation ("Packaging"), dated                ,
1999 (the "Prospectus"). This Letter of Transmittal must be used to accept an Exchange Offer if certificates representing Original Securities are to be physically delivered to The Chase Manhattan Bank, as exchange agent (the "Exchange Agent"). This Letter of Transmittal may be used to accept an Exchange Offer if Original Securities are to be tendered by effecting a book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") and instructions are not being transmitted through DTC's Automated Tender Offer Program ("ATOP").


     Holders of Original Securities that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the Exchange Offers will be eligible. DTC participants that are accepting the Exchange Offers may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an "agent's message" (as described in the Prospectus) to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the participant identified in the agent's message.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     HOLDERS WHO DESIRE TO TENDER THEIR ORIGINAL SECURITIES PURSUANT TO AN EXCHANGE OFFER ARE REQUIRED TO DELIVER THEIR CONSENT (AS DEFINED BELOW) TO AMENDMENTS TO THE INDENTURE UNDER WHICH TENNECO ISSUED THE ORIGINAL SECURITIES. THESE AMENDMENTS WOULD ELIMINATE THE RESTRICTIONS ON TENNECO'S OPERATIONS CURRENTLY CONTAINED IN THAT INDENTURE. THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL CONSTITUTES THE DELIVERY OF A CONSENT WITH RESPECT TO THE ORIGINAL SECURITIES TENDERED. HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING ORIGINAL SECURITIES.


     ANY NEW SECURITIES (AS DEFINED BELOW) ISSUED IN EXCHANGE FOR ORIGINAL SECURITIES WILL BE ISSUED ONLY IN BOOK-ENTRY FORM THROUGH DTC, WHICH MEANS THAT NO EXCHANGING HOLDER WILL RECEIVE CERTIFICATES EVIDENCING ANY NEW SECURITIES.



     Subject to the terms and conditions of each Exchange Offer and the Consent Solicitation and applicable law, Tenneco will make payment for the Original Securities accepted for exchange by depositing with the Exchange Agent: (1) New Securities (in book-entry form); (2) cash for the payment of any applicable early exchange premium as described in the Prospectus; and (3) cash for the payment of any applicable accrued but unpaid interest on Original Securities. This will occur on the first New York Stock Exchange trading day after Tenneco accepts the related Original Securities for exchange. The Exchange Agent will act as agent for the tendering holders for the purpose of receiving payments and/or New Securities (in book-entry form) from Tenneco and then delivering payments and/or New Securities (in book-entry form) to or at the direction of those holders. The Exchange Agent will make this delivery on the same day Tenneco deposits payment for the Original Securities, or as soon thereafter as practicable.


     The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers and Consent Solicitation (as defined below).

                         TENDER OF ORIGINAL SECURITIES
--------------------------------------------------------------------------------

[ ] CHECK HERE IF ORIGINAL SECURITIES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL.

[ ]  CHECK HERE IF ORIGINAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER ORIGINAL SECURITIES BY BOOK-ENTRY TRANSFER):

NAME OF TENDERING INSTITUTION:

ACCOUNT NUMBER:

TRANSACTION CODE NUMBER:

     Holders who wish to tender their Original Securities and deliver a Consent must, at a minimum, complete columns (1) through (4) in the table below entitled "Description of Original Securities Tendered and in Respect of Which Consent is Given" and sign in the appropriate box below. IF ONLY THOSE COLUMNS ARE COMPLETED, THE HOLDER WILL BE DEEMED TO HAVE DELIVERED A CONSENT IN RESPECT OF, AND TO HAVE TENDERED, ALL ORIGINAL SECURITIES LISTED IN THE TABLE. If a holder wishes to tender less than all of such Original Securities, column (5) must be completed in full. See Instruction 2.

     List below the Original Securities to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate number and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Original Securities will be accepted only in principal amounts of $1,000 or integral multiples of $1,000.


----------------------------------------------------------------------------------------------------------------------------------

                                           DESCRIPTION OF ORIGINAL SECURITIES TENDERED
----------------------------------------------------------------------------------------------------------------------------------
                                             AND IN RESPECT OF WHICH CONSENT IS GIVEN

                                                                                                             AGGREGATE PRINCIPAL
                                                                                                            AMOUNT TENDERED AND IN
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),                                      AGGREGATE PRINCIPAL    RESPECT OF WHICH
    OR NAME OF DTC PARTICIPANT AND PARTICIPANT'S         SERIES OF                      AMOUNT REPRESENTED   CONSENT IS GIVEN (IF
   DTC ACCOUNT NUMBER IN WHICH ORIGINAL SECURITIES        ORIGINAL       CERTIFICATE            BY                   LESS
----------------------------------------------------------------------------------------------------------------------------------
         ARE HELD (PLEASE FILL IN IF BLANK)             SECURITIES*      NUMBER(S)**      CERTIFICATE(S)         THAN ALL)***
                         (1)                                (2)              (3)                (4)                  (5)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL PRINCIPAL AMOUNT TENDERED
----------------------------------------------------------------------------------------------------------------------------------
    * Indicate applicable series of Original Securities:             ,             ,             .
   ** Need not be completed by persons tendering by book-entry transfer.
  *** Unless otherwise indicated in this column, it will be assumed that the entire aggregate principal amount represented by the
      Original Securities identified above is being tendered. A tendering holder is required to deliver a Consent with respect to all Original Securities tendered by that holder. Completion of column (4) will constitute a Consent in respect of such
      Original Securities, unless less than all such Original Securities are to be tendered as specified in column (5), in which case Consents only with respect to such lesser amount of such Original Securities tendered shall be given. See Instruction
      2.
----------------------------------------------------------------------------------------------------------------------------------

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the Original Securities tendered hereby. The series and the principal amount of Original Securities that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:


     The undersigned hereby consents (the "Consent") to the proposed amendments (the "Proposed Amendments") to the indenture dated as of November 1, 1996 (as amended prior to the date hereof, the "Original Indenture") between Tenneco (formerly known as New Tenneco Inc.) and The Chase Manhattan Bank, as trustee (the "Trustee") as described in the Prospectus, with respect to, and hereby tenders to Tenneco, the principal amount of Original Securities indicated in the table above entitled "Description of Original Securities Tendered and in Respect of Which Consent is Given," upon the terms and subject to the conditions set forth in the Prospectus (receipt of which is hereby acknowledged) and in this Letter of Transmittal. These terms and conditions together constitute (1) Tenneco's offers to exchange (the "Exchange Offers") newly issued debt securities of Packaging (the "New Securities") for the applicable series of Original Securities, as described in the Prospectus, properly tendered and accepted for exchange, and (2) Tenneco's solicitation of Consents to the Proposed Amendments (the "Consent Solicitation"). The Proposed Amendments will be effected through the execution and delivery by Tenneco and the Trustee of a supplemental indenture, as described in the Prospectus (the "Supplemental Indenture").



     The undersigned hereby agrees and acknowledges that, by the execution and delivery hereof, the undersigned delivers the written Consent to the Proposed Amendments with respect to the principal amount of Original Securities indicated in the table above entitled "Description of Original Securities Tendered and in Respect of Which Consent is Given." The undersigned understands that the Consent delivered hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal. The undersigned understands that after the Withdrawal Time, no Consents may be revoked. To amend the Original Indenture, Tenneco must receive Consents from the registered holders of at least a majority in aggregate principal amount of all outstanding debt securities issued under the Original Indenture, voting as a single class (the "Required Consents"). The undersigned understands that the Proposed Amendments will not become operative unless and until Tenneco accepts for exchange or purchase debt securities issued under the Original Indenture that represent at least the Required Consents, whether tendered in the Exchange Offers or Tenneco's concurrent cash tender offers. The undersigned acknowledges that a limited waiver of some provisions of the Original Indenture will apply between the time Tenneco executes the Supplemental Indenture and the time it closes on the Exchange Offers and concurrent cash tender offers. This waiver will terminate if the Proposed Amendments do not take effect.



     Tenneco's obligation to accept for payment, and to pay for, Original Securities validly tendered pursuant to the Exchange Offers is conditioned upon, among other things, satisfaction or Tenneco's waiver of the following conditions: (1) receipt by Tenneco of the Required Consents; (2) any and all conditions to Tenneco's concurrent cash tender offers (as described in the Prospectus); and (3) any and all conditions to Tenneco's planned spin-off of Packaging to its public stockholders (as described in the Prospectus).



     Subject to, and effective upon, the acceptance for payment of, and payment for, the principal amount of Original Securities tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offers, the undersigned hereby sells, assigns and transfers to, or upon the order of, Tenneco, all right, title and interest in and to all of the Original Securities tendered hereby and also consents to the Proposed Amendments with respect to such Original Securities. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Tenneco) with respect to such Original Securities, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (i) present such Original Securities and all evidences of transfer and authenticity to, or transfer ownership of, such Original Securities on the account books maintained by DTC to, or upon the order of, Tenneco; (ii) present such Original Securities for transfer of ownership on the books of Tenneco; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Securities; and (iv) deliver to Tenneco and the Trustee this Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments and as certification that the Required Consents to the Proposed Amendments (duly executed by holders) have been received, all in accordance with the terms and conditions of the Exchange Offers and the Consent Solicitation as described in the Prospectus.



     If the undersigned is not the registered holder of the Original Securities listed in the box above labeled "Description of Original Securities Tendered and in Respect of Which Consent is Given," or such holder's legal representative or attorney-in-fact, then in order to validly consent, the undersigned will have to obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver Consents in respect of such Original Securities on behalf of the holder thereof, and such proxy will have to be delivered with this Letter of Transmittal.



     The undersigned understands that tenders of Original Securities may be withdrawn, and Consents may be revoked, at any time prior to the Withdrawal Time. A valid withdrawal of tendered Original Securities prior to the Withdrawal Time will constitute the concurrent valid revocation of such holder's related Consents in respect of such Original Securities. In order for a holder to revoke a Consent, such holder must withdraw the related tendered Original Securities. In the event of a termination of the Exchange Offers, the Original Securities tendered pursuant to the Exchange Offers will be returned to the tendering holders promptly (or in the case of Original Securities tendered by book-entry transfer, such Original Securities will be credited to the account maintained at DTC from which such Original Securities were delivered). If Tenneco makes a material change in the terms of the Exchange Offers or the Consent Solicitation or the information concerning the Exchange Offers or the Consent Solicitation, Tenneco will disseminate additional offer and solicitation materials and extend the Exchange Offers or, if applicable, the Consent Solicitation, if and to the extent required by law.


     The undersigned understands that tenders of Original Securities pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance of such Original Securities by Tenneco will constitute a binding agreement between the undersigned and Tenneco upon the terms and subject to the conditions of the Exchange Offers and Consent Solicitation. For purposes of the Exchange Offers, the undersigned understands that validly tendered Original Securities (or defectively tendered Original Securities with respect to which Tenneco has, or has caused to be, waived such defect) will be deemed to have been accepted by Tenneco if, as and when Tenneco gives written or oral (followed by written) notice thereof to the Exchange Agent. For purposes of the Consent Solicitation, the undersigned understands that Consents received by the Exchange Agent will be deemed to have been accepted when (1) Tenneco and the Trustee under the Original Indenture execute the Supplemental Indenture containing the Proposed Amendments, which is expected to occur promptly after the Withdrawal Time, and (2) Tenneco has accepted the tendered Original Securities underlying those Consents for exchange in the Exchange Offers.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Securities tendered hereby and to deliver the Consent contained herein, and that when such tendered Original Securities are accepted for purchase and payment by Tenneco, Tenneco will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by Tenneco to be necessary or desirable to complete the sale, assignment and transfer of the Original Securities tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments or to complete the execution of the Supplemental Indenture.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned understands that the delivery and surrender of any Original Securities is not effective, and the risk of loss of the Original Securities does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Tenneco. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Original Securities and deliveries of related Consents will be determined by Tenneco, in its sole discretion, which determination shall be final and binding.


     Unless otherwise indicated under "Special Issuance Instructions," please issue the check for any applicable early exchange premium and/or accrued interest (as described in the Prospectus) for any Original Securities purchased, and any certificates for Original Securities not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Original Securities tendered by book-entry transfer, by credit to the DTC account specified above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the applicable early exchange premium and/or any accrued interest for any Original Securities purchased, and any certificates for Original Securities not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue a check for any applicable Original Securities purchased in the name(s) of, and forward any certificates for Original Securities not tendered or not purchased to, the person(s) so indicated. The undersigned recognizes that Tenneco has no obligation under the "Special Issuance Instructions" or the "Special Delivery Instructions" provision of this Letter of Transmittal to effect the transfer of any Original Securities from the name of the holder(s) thereof if Tenneco does not accept for payment any of the principal amount of such Original Securities so tendered.


                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 5)

To be completed ONLY if certificates for Original Securities in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or checks for any applicable early exchange premium and/or accrued interest are to be issued to the order of, someone other than the person or persons whose signature(s) appears within this Letter of Transmittal.



Issue:     [ ] Original Securities     [ ] Checks

                             (check as applicable)
Name:
-----------------------------------------------
                                 (Please Print)

Address:
---------------------------------------------

-------------------------------------------------------
                                   (Zip Code)

-------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

                        (See Substitute Form W-9 herein)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 5)

To be completed ONLY if certificates for Original Securities in a principal amount not tendered or not accepted for purchase or checks for any applicable early exchange premium and/or accrued interest are to be sent to someone other than the person or persons whose signature(s) appears within this Letter of Transmittal or issued to an address different from that shown in the box titled "Description of Original Securities Tendered and in Respect of Which Consent is Given" within this Letter of Transmittal.



Issue:     [ ] Original Securities     [ ] Checks

                             (check as applicable)
Name:
-----------------------------------------------
                                 (Please Print)

Address:
---------------------------------------------

-------------------------------------------------------
                                   (Zip Code)

                          DTC PARTICIPANT INFORMATION
                              (SEE INSTRUCTION 1)

TO BE COMPLETED BY ALL HOLDERS DELIVERING ORIGINAL SECURITIES. NEW SECURITIES WILL BE DELIVERED ONLY IN BOOK-ENTRY FORM.

Name of DTC Participant:
--------------------------------------------------------------------------------

DTC Participant Number:
--------------------------------------------------------------------------------

Contact at DTC Participant:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Telephone No.:
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS OF ORIGINAL SECURITIES
    REGARDLESS OF WHETHER ORIGINAL SECURITIES ARE BEING PHYSICALLY DELIVERED
                                   HEREWITH)

     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby consents to the Proposed Amendments with respect to the principal amount of the Original Securities listed in the box above labeled "Description of Original Securities Tendered and in Respect of Which Consent is Given."


     This Letter of Transmittal must be signed by the registered holder(s) exactly as the name of such holder appears on certificate(s) for Original Securities or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as owner of Original Securities, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signatory's full title. See Instruction 3.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

                       (See guarantee requirement below)

Dated
--------------------------------------------- , 1999

Name(s)
--------------------------------------------------------------------------------
                                 (Please Print)

Capacity
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Tel Number
--------------------------------------------------------------------------------

Tax Identification or Social Security No
---------------------------------------------------------------------
                  (Complete Accompanying Substitute Form W-9)

                         MEDALLION SIGNATURE GUARANTEE
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 3)

Authorized Signature
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------
                               [place seal here]

                 INSTRUCTIONS TO LETTER OF CONSENT/TRANSMITTAL
  FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS AND CONSENT
                                  SOLICITATION


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL SECURITIES. This Letter of Transmittal is to be completed by holders if (i) certificates representing Original Securities are to be physically delivered to the Exchange Agent herewith by such holders, or (ii) tender of Original Securities is to be made by book-entry transfer to the Exchange Agent's account at DTC, and, in each case, instructions are not being transmitted through ATOP.


     All physically delivered Original Securities, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Original Securities delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent's message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein before the Early Exchange Time (if the holder wishes to be eligible to receive the early exchange premium) or applicable Expiration Time (if the holder wishes to be eligible to participate in the Exchange Offers but does not wish to be eligible to receive the early exchange premium), as the case may be.

     Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offers by causing DTC to transfer Original Securities to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer prior to the Early Exchange Time or Expiration Time, as the case may be. The Exchange Agent will make available its general participant account for the Original Securities at DTC for purposes of the Exchange Offers. DELIVERY OF A LETTER OF TRANSMITTAL TO DTC WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

     The method of delivery of this Letter of Transmittal, the Original Securities and all other required documents, including delivery through DTC and any acceptance or agent's message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery.

     No Letter of Transmittal or tendered Original Securities should be sent to Tenneco, Packaging, the Information Agent, DTC, Morgan Stanley Dean Witter or Credit Suisse First Boston. Neither Tenneco nor the Exchange Agent is under any obligation to notify any tendering holder of Tenneco's acceptance of tendered Original Securities prior to the closing of the Exchange Offers.

     NEW SECURITIES WILL BE DELIVERED ONLY IN BOOK-ENTRY FORM THROUGH DTC AND ONLY TO THE DTC ACCOUNT OF THE TENDERING HOLDER OR THE TENDERING HOLDER'S CUSTODIAN. ACCORDINGLY, A HOLDER WHO TENDERS ORIGINAL SECURITIES MUST SPECIFY IN THE BOX TITLED "DTC PARTICIPANT INFORMATION" THE DTC PARTICIPANT NAME, NUMBER AND CONTACT INFORMATION TO WHICH ANY NEW SECURITIES SHOULD BE DELIVERED.


     2. AMOUNT OF TENDERS. Tenders of Original Securities will be accepted only in principal amounts of $1,000 or integral multiples of $1,000. If less than the entire principal amount of Original Securities held by the holder is tendered, the holder should fill in the principal amount tendered in column (5) labeled "Aggregate Principal Amount Tendered and in Respect of Which Consent is Given (If Less Than All)" of the box entitled "Description of Original Securities Tendered And in Respect of Which Consent is Given" above. The entire principal amount of Original Securities delivered to the Exchange Agent will be deemed to have been tendered for exchange unless otherwise indicated. If the entire principal amount of all Original Securities held by the holder is not tendered for exchange, then new certificates representing the Original Securities for the principal amount of Original Securities not tendered for exchange will be sent to the holder at its registered address, unless a different address is provided in the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable following the applicable Expiration Time.


     3. SIGNATURES ON THE LETTER OF TRANSMITTAL; INSTRUMENTS OF TRANSFER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. For purposes of this discussion, the term "registered holder" means an owner of record as well as any DTC participant that has Original Securities credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a "Medallion Signature Guarantor"). Signatures on the Letter of Transmittal need not be guaranteed if:

     - the Letter of Transmittal is signed by the registered physical holder(s) of the Original Securities or by a participant in DTC whose name appears on a security position listing as the owner of the Original Securities and the holder(s) have not completed the portion entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the Letter of Transmittal; or

     - the Original Securities are tendered for the account of an "eligible institution."


     An "eligible institution" is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 (as the terms are defined in the Rule): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution.


     If the Letter of Transmittal is signed by the registered holder(s) of Original Securities tendered, the signature(s) must correspond with the name(s) as written on the face of the Original Securities without alteration, enlargement or any change whatsoever. If any of the Original Securities tendered are held by two or more registered holders, all of the registered holders must sign the Letter of Transmittal. If any of the Original Securities are registered in different names on different Original Securities, the holders must complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     In the following cases, the certificates for Original Securities that are tendered must be endorsed or accompanied by an appropriate instrument of transfer, signed exactly as the name of the registered owner appears on the certificates, with the signatures on the certificates or instruments of transfer guaranteed by a Medallion Signature Guarantor:


     - if the New Securities issued in the Exchange Offers are to be registered in the name of, or payments are to be made to, a person other than the person whose signature is on the Letter of Transmittal;


     - if Original Securities that are not exchanged are to be returned to a person other than the registered owner; or


     - if a Letter of Transmittal is signed by a person other than the registered holder(s) of the Original Securities tendered.



In addition, a tender of Original Securities before the Early Exchange Time by someone other than the registered holder must be accompanied by either a valid proxy of, or a Consent signed by, the registered holder(s). This is because Original Securities may not be tendered before the Early Exchange Time without also delivering a Consent with respect to those Original Securities, and only registered holders are entitled to deliver Consents. The signature on the proxy or Consent must be guaranteed by a Medallion Signature Guarantor.


     Tenneco will not accept any alternative, conditional, irregular or contingent tenders. By executing the Letter of Transmittal (or facsimile thereof) or transmitting an agent's message, you waive any right to receive any notice of the acceptance of your Original Securities for exchange.

     If this Letter of Transmittal or any tendered Original Securities or instruments of transfer are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Tenneco, evidence satisfactory to Tenneco of their authority to so act must be submitted with this Letter of Transmittal.

     Beneficial owners whose tendered Original Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Original Securities.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If a check and/or certificates for unpurchased or untendered Original Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such Original Securities are to be returned to someone rather than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "Special Issuance Instructions" and/or "Special Delivery Instructions" boxes on this Letter of Transmittal should be completed. All Original Securities tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Original Securities were delivered.



     5. TRANSFER TAXES. Tenneco will pay all transfer taxes, if any, applicable to the transfer and sale of Original Securities to Tenneco in the Exchange Offers. If transfer taxes are imposed for any other reason, the amount of those transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. Other reasons transfer taxes could be imposed include: (a) if New Securities in book-entry form and/or substitute Original Securities for Original Securities not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Securities tendered; or (b) if tendered Original Securities are registered in the name of any person other than the person signing the Letter of Transmittal. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such holder and/or withheld from any payments due with respect to the Original Securities tendered by such holder. It will not be necessary for transfer tax stamps to be affixed to the tendered Original Securities listed in this Letter of Transmittal.



     6. BACKUP U.S. FEDERAL INCOME TAX WITHHOLDING; TAX IDENTIFICATION NUMBER. U.S. federal income tax law requires that the holder(s) of any Original Securities which are accepted for exchange (or other payee) must provide the Exchange Agent (as payer) with the holder's correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual (other than a resident alien), is his or her social security number. For holders other than individuals, such holders' TIN is their employer identification number. If the Exchange Agent is not provided with the correct TIN, the holder (or other payee) may be subject to backup U.S. federal income tax withholding on payments made in exchange for any Original Securities and a penalty may be imposed by the Internal Revenue Service ("IRS"). Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of persons subject to backup withholding. If backup withholding results in an over-payment of taxes, a refund may be obtained from the IRS. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining such exemption. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.



     To prevent backup withholding, each holder of tendered Original Securities must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder or other payee is awaiting a TIN), and that either: (1) the holder (or other payee) has not been notified by the IRS that such holder (or other payee) is subject to backup withholding as a result of failure to report all interest or dividends; or (2) if previously so notified, the IRS has notified the holder (or other payee) that such holder (or other payee) is no longer subject to backup withholding. If the tendered Original Securities are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.



     Tenneco reserves the right in its sole discretion to take all necessary or appropriate measures to comply with Tenneco's obligation regarding backup withholding.



     7. VALIDITY OF TENDERS. All questions concerning the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Original Securities will be determined by Tenneco in its sole discretion, which determination will be final and binding. Tenneco reserves the absolute right to reject any and all Original Securities not validly tendered or any Original Securities the acceptance of which would, in the opinion of its counsel, be unlawful. Tenneco also reserves the absolute right to waive any defects or irregularities in tenders of Original Securities, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the Exchange Offers and Consent Solicitation (including this Letter of Transmittal and the instructions hereto) by Tenneco shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Securities must be cured within such time as Tenneco shall determine. Neither Tenneco, the Exchange Agent, nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Securities, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the applicable Expiration Time.


     8. WAIVER OF CONDITIONS. Tenneco reserves the absolute right to amend or waive any of the conditions in the Exchange Offers and Consent Solicitation concerning any Original Securities.

     9. MUTILATED, LOST, STOLEN, OR DESTROYED SECURITIES. Any holder whose tendered Original Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Information Agent at the address and telephone number indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers and Consent Solicitation.

     11. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offers and Consent Solicitation -- Withdrawal Rights."

                           IMPORTANT TAX INFORMATION


     Under U.S. federal income tax law, a holder who tenders Original Securities for payment and who delivers Consent is required to provide the Exchange Agent (as payer) with such holder's correct TIN on the Substitute Form W-9 below and to certify that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If a holder is a resident alien, such holder is not eligible to obtain a social security number. Such holder must provide the payer with an IRS individual taxpayer identification number (ITIN). If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments made to such holder with respect to Original Securities purchased pursuant to an Exchange Offer may be subject to backup withholding.


     Certain holders (including, among others, certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders (other than certain foreign persons) should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.


     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.


     The box in Part 3 of the Substitute Form W-9 may be checked if the holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made pursuant to an Exchange Offer prior to the time a properly certified TIN is provided to the Exchange Agent.

     The holder is required to give the Exchange Agent the correct TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Original Securities. If the Original Securities are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                         PAYER'S NAME: THE CHASE MANHATTAN BANK, AS EXCHANGE AGENT
                               NAME: (If joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below.) See instructions if your name is
  SUBSTITUTE                   changed.
  FORM W-9
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE
  PAYER'S REQUEST FOR          Address:
  TAXPAYER IDENTIFICATION
  NUMBER (TIN)
                               City, State and Zip Code:
                               PART 1: PLEASE PROVIDE YOUR TAXPAYER           -----------------------------
                               IDENTIFICATION NUMBER IN THE BOX AT RIGHT         Social Security Number
                               AND CERTIFY BY SIGNING AND DATING BELOW.
                                                                             or ----------------------------
                                                                             Taxpayer Identification Number
                               PART 2: Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because: (1)
                               you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends; or (2) the Internal
                               Revenue Service has notified you that you are no longer subject to backup withholding.  [ ]
                               PART 3: Awaiting TIN  [ ]


  Certification: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, ACCURATE AND COMPLETE SIGNATURE DATE ________________ , 1999

  NAME
                                 (Please Print)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either: (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office; or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Exchange Agent, 31% of all reportable payments made to me will be withheld until I provide a certified taxpayer identification number.

------------------------------------------------------
                          ------------------------------------------------, 1999
             Signature                                     Date

------------------------------------
        Name (Please Print)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


       FOR THIS TYPE OF ACCOUNT:                          GIVE THE SOCIAL SECURITY NUMBER OF-
 1.    An individual account                              The individual
 2.    Two or more individuals (joint account)            The actual owner of the account or, if combined
                                                          funds, the first individual on the account(1)
 3.    Custodian account of a minor (Uniform Gift to      The minor(2)
       Minors Act)
 4.    a. The usual revocable savings trust account       The grantor-trustee(1)
       (grantor is also trustee)
       b. So-called trust account that is not legal or    The actual owner(1)
       valid trust under state law.
 5.    Sole proprietorship                                The owner(3)
       FOR THIS TYPE OF ACCOUNT:                          GIVE THE EMPLOYER IDENTIFICATION NUMBER OF-
 6.    A valid trust, estate, or pension trust            The legal entity(4)
 7.    Corporate account                                  The corporation
 8.    Association, club, religious, charitable,          The organization
       educational or other tax-exempt organization
 9.    Partnership account                                The partnership
10.    A broker or registered nominee                     The broker nominee
11.    Account with the Department of Agriculture in      The public entity
       the name of a public entity (such as a state or
       local government, school district, or prison)
       that receives agricultural program payments

---------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name. You may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
    NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

Note: Section references are to the Internal Revenue Code unless otherwise noted.

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13) and persons registered under the Investment Advisors Act of 1940 who regularly act as brokers are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation (other than certain hospitals described in Regulations section 1.6041-3(c)) that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

 (1) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

 (2) The United States or any of its agencies or instrumentalities.

 (3) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

 (4) A foreign government or any of its political sub-divisions, agencies or instrumentalities.

 (5) An international organization or any of its agencies or instrumentalities.

 (6) A corporation

 (7) A foreign central bank of issue.

 (8) A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

 (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.


(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.


(15) A trust exempt from tax under section 664 or described in Section 4947.

Payments of dividends and patronage dividends that generally are exempt from backup withholding include the following: - Payments to nonresident aliens subject to withholding under section
                                            1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

- Payments of patronage dividends not paid in money.

- Payments made by certain foreign organizations.

- Section 404(k) payments made by an ESOP.

Payments of interest that generally are exempt from backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049(b)(5) to nonresident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

- Payments of mortgage interest to you.


Exempt payees described above should file substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM AND CHECK THE BOX IN PART 2, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).


Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated thereunder.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

   THE DEALER MANAGERS FOR THE EXCHANGE OFFERS AND CONSENT SOLICITATION ARE:

         MORGAN STANLEY DEAN WITTER                          CREDIT SUISSE FIRST BOSTON
        1585 Broadway, Second Floor                            Eleven Madison Avenue
             New York, NY 10036                                  New York, NY 10010
      Attn: Liability Management Group                    Attn: Liability Management Group
               (800) 624-1808                                      (800) 820-1653

                       Any questions concerning the terms
         of the Exchange Offers may be directed to the Dealer Managers.

   THE INFORMATION AGENT FOR THE EXCHANGE OFFERS AND CONSENT SOLICITATION IS:

                            GEORGESON & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

Any questions concerning tender procedures or requests for additional copies of this
               document may be directed to the Information Agent.